EXHIBIT 10.3
                                                     ------------
                    CHANGE IN TERMS AGREEMENT
                    -------------------------


  Principal    Loan Date   Maturity  Loan No. Call/Co   Account
-------------  ---------  ---------- -------- -------  ----------
$5,000,000.00  8-15-2005  ll-30-2005 09424896          9380022966

Officer    Initials
-------    --------
 288

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing ***** has been omitted due to text length limitations.

=================================================================

Borrower: Micronetics, Inc.         Lender:  TD Banknorth, N.A.
          26 Hampshire Drive                 300 Franklin Street
          Hudson, NH  03051                  Manchester, NH 03101


Principal  Amount:  $5,000,000.00         Interest  Rate:  5.820%
                   Date of Agreement: August 15, 2005


DESCRIPTION OF EXISTING INDEBTEDNESS.  A Promissory Note  in  the
original  principal amount of $5,000,000.00 dated  May  10,  2005 from Borrower to Lender together with all renewals, amendments and modifications.

DESCRIPTION OF CHANGE IN TERMS. Temporary extension of maturity date from July 31, 2005 to November 30, 2005.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL
THE  PROVISIONS OF THIS AGREEMENT.  BORROWER AGREES TO THE  TERMS
OF THE AGREEEMENT.


BORROWER:

MICRONETICS, INC.



By:/s/David Robbins
   ------------------------------
   David Robbins,
   President of Micronetics, Inc.